AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of December 19, 1996, by and among IAT Multimedia, Inc., a Delaware corporation (formerly known as IAT Holdings, Inc.) ("Multimedia"), IAT AG, a corporation organized under the laws of Switzerland ("IAT AG"), IAT Deutschland GmbH, a corporation organized under the laws of Germany ("IAT Germany"), Vertical Financial Holdings, a corporation organized under the laws of Liechtenstein ("Vertical") and the stockholders listed on Exhibit A of the Stock Purchase Agreement (the "Stockholders").

                               W I T N E S S E T H

                  WHEREAS, the undersigned entered into a Stock Purchase Agreement, dated as of October 4, 1996 (the "Stock Purchase Agreement"), by and among Multimedia, IAT AG, IAT Germany, Vertical and the Stockholders;

                  WHEREAS, Section 7.4 of the Stock Purchase Agreement provides during the three year period following the Closing (as such term is defined in the Stock Purchase Agreement), Multimedia shall pay to Jacob Agam monthly compensation (the "Compensation") as follows: (i) for each month prior to the Closing, $5,000 and (ii) for each month subsequent to the Closing, $12,000;

                  WHEREAS, in consideration of Vertical making available Jacob Agam to serve as Co-Chairman of Multimedia, the undersigned wish to amend the Stock Purchase Agreement to make the Compensation payable to Vertical in place of Jacob Agam; and

                  WHEREAS, the undersigned wish to amend the Stock Purchase Agreement to provide for certain agreements with respect to the ability of Vertical to enter into an agreement with, or make an investment in, an entity engaged in the visual communications business.

                  NOW, THEREFORE, intending to be legally bound, the undersigned hereby agree as follows:

                  1. Section 7.4 of the Stock Purchase Agreement shall be, and hereby is, amended to read in its entirety as follows:

                  "7.4 Vertical Compensation. During the three year period following the date of the Closing, Holdings shall pay to Investor monthly compensation as follows: (i) for each month prior to the Closing of the IPO, $5,000 and (ii) for each month subsequent to the Closing of the IPO, $12,000."

                  2. The Stock Purchase Agreement shall be, and hereby is, amended to include


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a new Section 7.8, which such section shall read in its entirety as follows:

                  "7.8     Non-Competition by Investor.

                           (a) The Investor agrees that, on or before January 1, 1998, the Investor shall not enter into an agreement with, or make any investment in, an entity engaged in the visual communications business.

                           (b) The Investor agrees that, subsequent to January 1, 1998 and for so long, or during any period, as the Investor shall hold at least 5% of the shares of Series A Preferred Stock (or at least 5% of the Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the Warrant), the Investor, prior to entering into any agreement with, or making any investment in, a person or an entity engaged in the video conferencing business, will give written notice to Holdings of the intention to undertake these actions no later than 20 days prior to the entering in such agreement or making such investment and will provide Holdings the opportunity to enter into such agreement or make such investment, on terms equal to those available to the Investor, instead of the Investor."

                  3. Section 9.1 of the Stock Purchase Agreement shall be, and hereby is, amended to read in its entirety as follows:

                  "9.1 Survival of Warranties. Except as otherwise provided herein, the warranties, representations, and covenants of Holdings, the Stockholders, and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of two years from the date of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Holdings, the Investor or the Stockholders."

                  4. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.

                                      IAT MULTIMEDIA, INC.



                                      By: /s/ Viktor Vogt
                                         -------------------------------
                                      Name:
                                      Title:


                                      VERTICAL FINANCIAL HOLDINGS


                                      By: /s/ Jacob Agam
                                         -------------------------------
                                      Name:
                                      Title:


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